SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): August 31, 1998


                       DMI FURNITURE, INC.
        (Exact name of registrant as specified in charter)


     Kentucky               0-4173                41-0678467
  (State or other   (Commission File Number)    (IRS Employer
  jurisdiction or                               Identification
  incorporation)                                No.)

  One Oxmoor Place
  101 Bullitt Lane
  Louisville, Kentucky                             40222
  (Address of principal executive offices)       (Zip Code)

  Registrant's telephone number, including area code: (502)426-4351

                               N/A
                  (Former name or former address
                  if changed since last report.)


             INFORMATION TO BE INCLUDED IN THE REPORT

  Item 5.   Other Events

       On August 31, 1998, DMI Furniture, Inc. announced that it had completed the retirement of its Series C Preferred
  Stock. The Company's press release dated August 31, 1998 is attached as Exhibit 99 to this report.

  Item 7.  Financial Statements, Pro Forma Financial
  Information and Exhibits.

       (a)  Financial Statements of Businesses Acquired.

            Not Applicable.

       (b)  Pro Forma Financial Information.

            Not Applicable.

       (c)  Exhibits.

            99   Press Release dated August 31, 1998.


                            SIGNATURE

       Pursuant to the requirements of the Securities Exchange
  Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                DMI FURNITURE, INC.



                                By: /s/Joseph G. Hill
                                    Joseph G. Hill
                                    Vice President, Finance
                                    Chief Financial Officer

                                Date: September 2, 1998